                                                                   EXHIBIT 10.15

                                September 7, 2000



VIA HAND DELIVERY

Howard Kratz


Dear Howard:

         This will confirm the terms of our recent agreement.

         You have agreed to: (1) immediately return and transfer to United States Telecommunications, Inc. (the "Company") all of the capital stock of the Company owned or controlled by you or any other affiliate of yours, which shares you presently believe total 100,000 (the "Stock"); (2) provide the Company and its attorneys with all information within your knowledge relating to the involvement of Joseph Cillo and other individuals and entities in the planning and execution of the sale of units in the Tel Com Plus Companies, including but not limited to the involvement of Joseph Cillo or others in the drafting, creation or formation of any related legal documents; (3) provide the Company and its attorneys all information within your knowledge relating to where the proceeds of any such sales of units of the Tel Com Companies were transferred or are presently located; (4) represent and warrant that you received no more funds than you were contractually entitled pursuant to the above-described transactions, and that your net worth is less than $1,000.00 and thus you do not have the ability to return the funds you did receive, either voluntarily or involuntarily; (5) to cooperate fully with the Company and take all steps and execute all documents the Company deems reasonably necessary to effectuate the transfer of the Stock; (6) immediately take all steps and execute all documents necessary to allow the Company complete and full access to all records of and documents relating to any bank accounts of Capital Funds Administration, Inc., Capital Funds Distributors, or any other entity controlled by you that was involved in the distribution of monies related to the sale of units in the Tel Com Companies or stock in the Company, including in any event all such bank records relating to the time period from December, 1996 until December, 1998; and (7) provide copies of all documents in your possession relating to the issues described in sections (2), (3) and (6), above.

         You also represent and warrant that you are the lawful owner of record and beneficially of the Stock, free and clear of any and all encumbrances and that you have full legal power and authorization required by law to transfer and deliver the Stock in accordance with this Agreement. Moreover, you represent and warrant that the execution, delivery and performance of this Agreement will not conflict with, violate or result in a breach or default or the creation of any encumbrance pursuant to any agreement, instrument, understanding, law, order, judgment or decree to which you are a party or by which any of your assets are bound. Should for any reason you not be able to immediately transfer the Stock to the Company, you hereby agree that you will


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Howard Kratz
September 7, 2000
Page 2


not vote the Stock nor give any other third party the proxy right or power of attorney to vote the Stock as long as the Release attached hereto is binding and in effect.

         In return, the Company agrees that it will release all claims it may have against you subject to the terms of the attached Release. In addition, the Company agrees that it will factually represent to the SEC and the Florida Department of Banking and Finance Kratz' role as a transfer agent in connection with the Tel Com Companies and the Company.

         Finally, this will acknowledge that this Agreement will be signed by myself, as President of the Company. I have spoken to a majority of the Board of Directors of the Company confirming that this Agreement will be brought up for ratification at the next scheduled board meeting and approved at that time.

         If you are in agreement with the terms set forth above and of the attached Release, please so indicate by counter-signing below.

                                   Sincerely,

                                   UNITED STATES
                                   TELECOMMUNICATIONS, INC.


                                   By: /s/ Richard Pollara
                                      --------------------------
                                      Richard Pollara, President

RP/kd

Agreed and accepted this
7th day of September 2000.


By: /s/ Howard Kratz
   -----------------------
    Howard Kratz


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                             MUTUAL GENERAL RELEASE

         UNITED STATES TELECOMMUNICATIONS, INC., a Florida corporation (the "Company"), and HOWARD KRATZ ("Kratz"), an individual, by and in exchange for valuable and adequate consideration receipt of which is hereby acknowledged, hereby release and forever discharge each other of and from any and all actions, causes of action, suits, debts, covenants, contracts, promises, obligations, liabilities, damages, judgments, legal executions, claims or demands, in law or at equity, which either party ever had, now has or hereafter may have against the other party, arising out of or by reason of any matter, cause or event occurring on or after January 1, 1996 and through the date hereof;

         PROVIDED THAT, if any of the obligations undertaken or representations made by either party hereto pursuant to the terms of that certain letter agreement, dated September 7th, 2000, by and between Kratz and the Company, are not fully and timely performed, then this Release and the parties' obligations hereunder shall be deemed immediately void and of no further legal effect.

         IN WITNESS WHEREOF, the parties have executed this Mutual General Release on this 7th day of September 2000.

                                      United States Telecommunications, Inc,


By: /s/ Howard Kratz                  By: /s/ Richard Pollara
   -----------------------               -----------------------------------
   Howard Kratz                          Richard Pollara, President


STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized to take acknowledgments, personally appeared RICHARD POLLARA, to me known to be the individual described in and who executed the foregoing instrument in his capacity as President of UNITED STATES TELECOMMUNICATIONS, INC., a Florida corporation, who acknowledged, under oath, that he executed the same freely and voluntarily, pursuant to authority duly vested in him, for the uses and purposes therein expressed.

         SWORN TO and subscribed to before me this 7th day of September 2000.

                                        /s/ Karen Wynn Dillon
                                        ----------------------------------
                                        Notary Public

MY COMMISSION # CC718146                Karen Wynn Dillon
EXPIRES: JUNE 20, 2002                  ----------------------------------
BONDED THRU TROY FAIN INSURANCE, INC.   Print Name

[SEAL]

STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized to take acknowledgments, personally appeared HOWARD KRATZ, to me known to be the individual described in and who executed the foregoing instrument, who acknowledged, under oath, that he executed the same freely and voluntarily, pursuant to authority duly vested in him, for the uses and purposes therein expressed.

         SWORN TO and subscribed to before me this 7th day of September 2000.

                                        /s/ Karen Wynn Dillon
                                        ----------------------------------
                                        Notary Public

MY COMMISSION # CC718146 EXPIRES:       Karen Wynn Dillon
JUNE 20, 2002                           ----------------------------------
BONDED THRU TROY FAIN INSURANCE, INC.   Print Name

             [SEAL]

                                September 7, 2000

         I, HOWARD KRATZ, hereby represent and warrant that I am not presently represented by legal counsel in connection with any matter involving United States Telecommunications, Inc. or any related persons or entities, including but not limited to that certain letter agreement dated September 7, 2000 by and between me and United States Telecommunications, Inc.



 /s/ Howard Kratz
----------------------------
HOWARD KRATZ